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                                                                    EXHIBIT 99.3




                        PREMENOS STOCK OPTION PROGRAMS -
                         EFFECT OF MERGER WITH HARBINGER

                       COMMONLY ASKED QUESTIONS & ANSWERS

On October 23, 1997, Premenos and Harbinger entered into an agreement (the "Merger Agreement") under which Premenos will merge with a subsidiary of Harbinger and become a subsidiary of Harbinger. At the time when the Merger becomes effective (the "Effective Time"), each share of Premenos Common Stock will be automatically converted into the right to receive .45 (the "Conversion Ratio") of a share of Harbinger Common Stock.

                 EFFECT OF THE MERGER ON PREMENOS STOCK OPTIONS

In the Merger Agreement, Harbinger has agreed to assume all of Premenos' rights and obligations under outstanding and unexercised stock options (the "Old Options"), including both employee and non-employee director stock options, under each applicable Premenos Program (the "Premenos Programs"). The Merger Agreement further provides that each outstanding Old Option will evidence the right to purchase the number of shares of Harbinger Common Stock (the "New Options") as is equal to (i) the number of shares of Premenos Common Stock covered by the Old Option immediately prior to the Effective Time, multiplied by
(ii) the Conversion Ratio (.45). Fractions of a share resulting from this calculation will be rounded up or down as appropriate to a whole share. The exercise price of the New Options will be equal to (i) the per share exercise price for a share of Premenos Common Stock subject to the Old Options immediately prior to the Effective Time, divided by (ii) the Conversion Ratio (the "New Exercise Price"). Fractions of a cent resulting from this calculation will be rounded up or down as appropriate to a whole cent.

Each holder of Old Options (the "Holders") will be provided an Option Notice, Assumption and Substitution Agreement (the "Assumption and Substitution Agreement") prior to the Effective Time. As soon as reasonably practicable after the Effective Time (assuming Harbinger has received a duly executed Assumption and Substitution Agreement and the stock option agreement representing the Old Option), Harbinger will issue New Options under the Harbinger 1996 Stock Option Plan (the "Harbinger Plan") in substitution for each Old Option. The New Options will contain vesting terms and conditions matching those contained in the Old Options. Harbinger has agreed to issue incentive stock options under the Harbinger Plan in substitution for each Old Option that qualified as an incentive stock option under the Premenos Programs and to issue non-qualified stock options under the Harbinger Plan in substitution for each Old Option that constituted a non-qualified stock option under the Premenos Programs.

HOLDERS MUST EXECUTE AND RETURN THE ASSUMPTION AND SUBSTITUTION AGREEMENT AND RETURN THEIR STOCK OPTION AGREEMENTS (OR AFFIDAVIT OF LOSS IN LIEU THEREOF) IN ORDER TO CONVERT THEIR OLD OPTIONS INTO NEW OPTIONS.

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Any Old Options with respect to which the Holder does not properly complete and execute the Assumption and Substitution Agreement and return the applicable stock option agreement (or affidavit of loss in lieu thereof) will continue to evidence the right to purchase the number of shares of Premenos Common Stock at the exercise price set forth in the Holder's old stock option agreement with Premenos, and such Old Options will remain subject to the terms of the applicable Premenos Program. After the Effective Time, there will no longer be a public trading market in which you can readily sell your Premenos Common Stock. In the Merger Agreement, Premenos has agreed to cause holders of Old Options representing at least 95% of the shares of Premenos Common Stock issuable pursuant to Old Options to execute and deliver to Harbinger prior to the closing of the Merger an Assumption and Substitution Agreement, and satisfaction of such covenant is a condition of Harbinger to close the Merger. Harbinger anticipates that after the consummation of the Merger, the Premenos Programs may be amended, to the extent permitted by each such plan and applicable accounting pronouncements, as required to conform the administrative and other provisions of each Premenos Program to the Harbinger Plan.

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                      CALCULATING THE EFFECT OF THE MERGER

HOW DO I CALCULATE THE NUMBER OF HARBINGER STOCK OPTIONS AND RELATED EXERCISE PRICE RESULTING FROM THE MERGER?

The number of New Options can be computed as:

         NUMBER OF OLD OPTIONS OUTSTANDING X CONVERSION RATIO=NUMBER OF NEW OPTIONS

The exercise price of the New Options can be calculated as:

         PREMENOS EXERCISE PRICE/CONVERSION RATIO=NEW EXERCISE PRICE

EXAMPLE:

If you were granted 1,000 options under the Premenos Programs, at an exercise price of $9.375 per share, you would calculate the number of Harbinger Common Stock you now have the right to purchase and the applicable exercise price as follows:

Premenos Options                                                       1,000
Conversion Ratio                                     multiplied by      0.45
                                                                      ------
CONVERTED OPTIONS                                                        450

Premenos Exercise Price                                               $9.375
Conversion Ratio                                     divided by         0.45
                                                                      ------
NEW EXERCISE PRICE                                                    $20.83




WHAT IS THE CONVERSION RATIO?

The Conversion Ratio is .45. It represents the ratio in which Premenos Common Stock will be converted into Harbinger Common Stock under the Merger Agreement.

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HOW DOES THE MERGER AFFECT MY VESTING?

There is no impact on your vesting. Your options will continue to vest according to the option vesting schedule under the stock option agreement between you and Premenos.

WHAT IF I CHOOSE NOT TO HAVE MY OLD OPTIONS SUBSTITUTED WITH NEW OPTIONS?

If you choose not to execute an Assumption and Substitution Agreement and return your old stock option agreement, your Old Options will continue to represent the right to purchase Premenos Common Stock and not the right to purchase Harbinger Common Stock. After the Effective Time, Premenos Common Stock will be delisted from the Nasdaq National Market and will no longer be registered under the federal securities laws. Thus, there will no longer be a public trading market in which you can readily sell your Premenos Stock.

I UNDERSTAND MY OLD OPTIONS WILL BE SUBSTITUTED WITH NEW OPTIONS TO BE GRANTED UNDER THE HARBINGER PLAN. CAN YOU EXPLAIN THIS PROCESS?

If you execute an Assumption and Substitution Agreement and return your stock option agreement (or affidavit of loss in lieu thereof), Harbinger will issue incentive stock options under the Harbinger Plan in substitution for each of your Old Options that qualified as an incentive stock option prior to the Effective Time, and will issue a non-qualified stock option under the Harbinger Plan in substitution for each of your Old Options that constituted a non-qualified stock option prior to the Effective Time.

If you return your original stock option agreement but do not execute the Assumption and Substitution Agreement, you will continue to hold options governed by the existing Premenos Programs.

WHAT IF I CANNOT LOCATE MY ORIGINAL STOCK OPTION AGREEMENTS?

An affidavit of loss is included in this package. If you cannot locate your original Premenos stock option agreements, you should complete and execute the affidavit of loss and return it to Premenos.

IF YOU HAVE MISPLACED MORE THAN ONE OF YOUR PREMENOS STOCK OPTION AGREEMENTS, PLEASE MAKE COPIES OF THE AFFIDAVIT OF LOSS FOR EACH MISPLACED OPTION AGREEMENT AND EXECUTE EACH AFFIDAVIT OF LOSS INDIVIDUALLY.

WHAT IF THE MERGER DOES NOT OCCUR?

If the Merger does not for any reason go forward, your executed Assumption and Substitution Agreement and your old stock option agreement will be returned to you and no substitution will take place.

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WHO CAN I CALL IF I HAVE QUESTIONS ABOUT SUBSTITUTING OLD OPTIONS WITH NEW
OPTIONS?

If you have questions, please do not hesitate to contact Ardene Fullerton (Ext.
2833), Dale Marquart (Ext. 2987) or Ward Wolff (Ext. 2718) at Premenos or Mike Lieb (404/467-3013) or Laura Nuzzo (404/467-3170) at Harbinger.

                               EXERCISING OPTIONS


WHEN CAN I EXERCISE MY STOCK OPTIONS?

Upon receipt by Harbinger of a duly executed Assumption and Substitution Agreement and as soon as reasonably practicable following the Effective Time, Harbinger shall execute and deliver a New Stock Option Grant Certificate evidencing the New Options being granted in connection with the assumption of the Old Options and the substitution of the New Options therefor. Following receipt of such New Stock Option Grant Certificate, you may exercise vested stock options to acquire Harbinger Common Stock by following the procedures set forth on Exhibit I attached hereto.

HOW DO I EXERCISE MY STOCK OPTIONS?

To initiate an option exercise, you should contact Laura Nuzzo (404/467-3170) in the Harbinger Accounting/Finance Department to verify the number of vested shares available for exercise.

Harbinger offers two methods of exercising (1) the traditional approach where you pay the total number of the options to be exercised times the exercise price per option; and (2) the "cashless stock option exercise" whereby you can pay for the "purchase price" of your stock through the proceeds from the sale of stock.

Exhibit I is a copy of a document summarizing the process by which you may exercise your vested stock options.

WHAT IS MATERIAL NON-PUBLIC INFORMATION?

You are prohibited from trading in Harbinger Common Stock if you are in possession of material non-public information. Harbinger has issued a Revised Policy Statement Regarding Insider Trading and Related Securities Law Matters dated August 5, 1996; a copy of this will be distributed to all Premenos employees under separate cover.

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HOW CAN I DETERMINE THE POTENTIAL SALE PRICE?

As Harbinger is a public company, you can determine the potential sale price based on the market price of Harbinger Common Stock.

Harbinger is traded on the Nasdaq National Market exchange under "HRBC". You can determine the market price of Harbinger through periodicals (i.e., the Wall Street Journal or local newspaper), contacting a stock broker or via certain resources available on the Internet.

WHO CAN I CALL IF I HAVE QUESTIONS ABOUT EXERCISING MY NEW OPTIONS?

If you have questions, please do not hesitate to contact Mike Lieb (404/467-3013) or Laura Nuzzo (404/467-3170) at Harbinger.

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                                    EXHIBIT I


                            EXERCISING STOCK OPTIONS


There are two ways to exercise your vested Harbinger stock options:

1. Same Day Sale/Cashless - A broker buys and sells the stock immediately and you receive the difference between the sale price and the exercise price less taxes. In this type of exercise you do not have to put cash up front.

2. Buy and Hold - You buy the stock at the exercise price plus taxes to be withheld (if any) and hold the certificate until a future date at which you want to sell.

SAME DAY SALE / CASHLESS PROCEDURE

1. Call Laura Nuzzo (404/467-3170) in Harbinger's Accounting/Finance Department to verify the number of shares you have available to exercise and the exercise price.

2. Harbinger will send to you a Cashless Stock Option Exercise Form and Notice of Intent to Exercise (the "Form"). You must complete and sign the Form and return it to Harbinger's Accounting/Finance Department (facsimile is acceptable), together with a copy of your New Stock Option Grant Certificate. You may use your own broker if you indicate your desire to do so to Harbinger at this time by providing Harbinger with your broker's name, address, phone number, and fax number. Otherwise BT Alex. Brown & Sons Incorporated will be used as the broker for the transaction.

3. Once the Form is processed by Harbinger, Harbinger will instruct the transfer agent to electronically transfer the Harbinger shares to your account with your broker. Harbinger will also inform the broker that the shares are being transferred and inform your broker that the shares may be traded.

4. Once your broker completes the sale of the shares, your broker will issue a check to Harbinger for the option exercise price and any applicable taxes. The broker will then issue a check to you for the net proceeds of the sale.

PLEASE NOTE THAT THE ABOVE PROCESS CAN TAKE A WEEK OR LONGER, SO PLAN
ACCORDINGLY.

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BUY AND HOLD PROCEDURE

1. Call Harbinger's Accounting/Finance Department to verify the number of shares you have available to exercise and the exercise price.

2. Send a check made payable to Harbinger for the total option exercise price to Harbinger headquarters, Attn: Accounting/Finance Department, Laura Nuzzo (404/467-3170), together with a copy of your New Stock Option Grant Certificate.

3. Upon receipt of the check, Harbinger will instruct the transfer agent to issue to you the certificate for your shares of Harbinger stock.

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